SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              -------------------

                                   FROM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 1998

TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC. (under a Pooling and Servicing Agreement dated as of July 1, 1997, which Trust is the Issuer of Block Mortgage Finance Asset Backed Certificates, Series 1997-2)
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)

333-14041-02                                 33-0770716
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(Commission File Number)                  (IRS Employer Identification No.)

3 Park Plaza, Irvine, California                      92614
Attention: Block Mortgage Finance
           Asset Backed Certificates, Series 1997-2
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: 714-253-7575

                                Not applicable
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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          Attached hereto is a copy of the Statement to Certificateholders with respect to the January,1998, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.
ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


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Exhibit 99.1 Statement to Certificateholders Relating to January, 1998,
     Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1997-2

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BLOCK MORTGAGE FINANCE, INC.


                                           By:  /s/ Bret G. Wilson
                                                -------------------
                                                Name:Bret G. Wilson
                                                Title:    President



Date: February 9, 1997




















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                                 EXHIBIT INDEX

Exhibit No.                                   Description

      99.1                                    Statement to Certificateholders
                                              Relating to January, 1998
                                              Distributions to Holders
                                              of Block Mortgage
                                              Finance Asset Backed
                                              Certificates, Series 1997-2